EXHIBIT 99.1

[HBK Investments L.P., Letterhead]

As of October 13, 2006

Paincare Surgery Centers Inc,
1030 North Orange Avenue
Suite 105
Orlando, Florida 32801
Attn: Randy Lubinsky, Chief Executive Officer

Re: Extension under Loan and Security Agreement

Ladies and Gentlemen:

Reference is made hereby to (i) that certain Loan and Security Agreement, dated as of May 10, 2005 (as amended, restated or otherwise modified from time to time, the “Loan Agreement”), by and among, the lenders from time to time party thereto (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), HBK Investments L.P., a Delaware limited partnership, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), Paincare Holdings, Inc., a Florida corporation (“Parent”), and each of Parent’s Subsidiaries identified on the signature pages thereto (such Subsidiaries are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”) and (ii) that certain waiver letter, dated as of August 9, 2006 (as amended, restated or otherwise modified from time to time through the date hereof, the “Waiver Letter”), by and among Agent, Lenders, Parent, and Borrowers. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Loan Agreement.

Parent and Borrowers have requested that the deadline set forth in paragraph 4 of the Waiver Letter be extended. Agent and the Lenders are willing to grant the requested extension subject to the terms and conditions herein.

Accordingly, Agent and the Lenders and the Parent and Borrowers hereby agree as follows:

Agent and the Lenders hereby extend the deadline for Parent and Borrowers’ compliance with the covenant set forth in paragraph 4 of the Waiver Letter from October 15, 2006 to November 15, 2006. Accordingly, Parent and Borrowers shall cause the financial covenants in Section 7.18 of the Loan Agreement to be amended in a manner satisfactory to Agent and the Lenders in their sole and absolute discretion on or before November 15, 2006, it being understood that failure to do so shall constitute an immediate Event of Default.

Except as expressly set forth herein, this letter agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of Agent and the Lenders under the Loan Agreement, and shall not alter, modify, amend or in any way affect any

[PAINCARE]
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of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Parent or any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement in similar or different circumstances.

This letter agreement shall constitute a Loan Document and shall be subject to the provisions regarding governing law, waiver of jury trial, jurisdiction and venue applicable to the Loan Agreement.

This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this letter agreement by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this letter agreement. Any party delivering an executed counterpart of this letter agreement by telefacsimile or electronic mail shall also deliver an original executed counterpart of this letter agreement, but the failure to do so shall not affect the validity, enforceability or binding effect of this letter agreement.

[signature pages follow]

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[EXTENSION LETTER]

Agreed to and accepted as of the first date written above

HBK INVESTMENTS L.P.,
as Agent

By: /s/ Jamiel Akhtar
Its authorized signatory

HBK MASTER FUND L.P.,
as Lender

By: /s/ Jamiel Akhtar
Its authorized signatory

DEL MAR MASTER FUND LTD.,
as Lender

By: /s/ Marc V. Simons
Name: Marc V. Simons
Title: Director

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[SIGNATURE PAGE TO EXTENSION LETTER]

PAINCARE HOLDINGS, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE SURGERY CENTERS, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

ADVANCED ORTHOPAEDICS OF SOUTH
FLORIDA II, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAIN AND REHABILITATION NETWORK, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

MEDICAL REHABILITATION SPECIALISTS II,
INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

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[SIGNATURE PAGE TO EXTENSION LETTER]

PAINCARE ACQUISITION COMPANY V, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE ACQUISITION COMPANY VI, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

HEALTH CARE CENTER OF TAMPA, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE ACQUISITION COMPANY VIII, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE ACQUISITION COMPANY IX, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE ACQUISITION COMPANY X, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

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[SIGNATURE PAGE TO EXTENSION LETTER]

PAINCARE ACQUISITION COMPANY X, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE ACQUISITION COMPANY XI, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

GEORGIA SURGICAL CENTERS, INC.
a Georgia corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE ACQUISITION COMPANY XIII, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

BENJAMIN ZOLPER, M.D., INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE ACQUISITION COMPANY XV, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

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[SIGNATURE PAGE TO EXTENSION LETTER]

PAINCARE ACQUISITION COMPANY XVII, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE ACQUISITION COMPANY XIX, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE ACQUISITION COMPANY XVIII, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE SURGERY CENTERS I, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE SURGERY CENTERS II, INC.
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

PAINCARE, INC.,
a Nevada corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

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[SIGNATURE PAGE TO EXTENSION LETTER]

PAINCARE MANAGEMENT SERVICES, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

CAPERIAN, INC.,
a Florida corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

ROTHBART PAIN MANAGEMENT CLINIC, INC.,
a Canadian corporation

By:	/s/ Mark Szporka
Name:	Mark Szporka
Title:	CFO

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[SIGNATURE PAGE TO EXTENSION LETTER]